SCHEDULE 14 INFORMATION


Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X]  Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]  Definitive Information Statement


                     CHIROPRACTIC 21 INTERNATIONAL, INC.
         (Name of Registrant as Specified in its Charter)


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     pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):  N/A.

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[ ]  Fee paid previously with preliminary materials.

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     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

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Contact Persons: Leonard W. Burningham, Esq.
                 Branden T. Burningham, Esq.
                 Bradley C. Burningham, Esq.
                 Suite 205, 455 East 500 South Street
                 Salt Lake City, Utah 84111
                 Tel: 801-363-7411; Fax: 801-355-7126

                    CHIROPRACTIC 21 INTERNATIONAL, INC.
                   4685 South Highland Drive, Suite 202
                        Salt Lake City, Utah 84117

                          INFORMATION STATEMENT

               WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                        REQUESTED NOT TO SEND A PROXY

                               INTRODUCTION

          This Information Statement is being furnished to our stockholders (Chiropractic 21 International, Inc., a Nevada corporation [the "Company," "Chiropractic 21," "we", "our" or "us" or words or similar import]), regarding amendments to our Articles of Incorporation that will allow our Board of Directors to change our name and effect a re-capitalization by forward or reverse split without shareholder approval.

          These amendments have been unanimously adopted by our Board of Directors, and certain stockholders of our Company that are named under the heading "Security Ownership of Principal Holders and Management" of the caption "Voting Securities and Principal Holders Thereof," below, along with James P. Doolin, the owner of 30,000 shares, and Jenson Services, Inc., the owner of 13,789 shares (the "Majority Stockholders"), who have tentatively agreed to vote in favor of these amendments at the special meeting of our stockholders set for November 25, 2003, as outlined in the Notice of Special Meeting of Stockholder attached hereto as Appendix A. The Majority Stockholders own 823,789 shares or approximately 51.0% of our outstanding voting securities. No other votes are required or necessary to adopt these amendments, and none are being solicited hereunder. See the caption "Amendment to the Articles of Incorporation and Vote Required for Approval," herein.

          These amendments to our Articles of Incorporation are as follows:

           APPROXIMATE DATE OF MAILING: November 15, 2003.

                            ARTICLE XVI
        RE-CAPITALIZATIONS AFFECTING OUTSTANDING SECURITIES

          The Board of Directors, without the consent of shareholders, may adopt any re-capitalization affecting the outstanding securities of the Corporation by effecting a forward or reverse split of all of the outstanding securities of the Corporation, with appropriate adjustments to the Corporation's capital accounts, provided that the re-capitalization does not require any change in the Articles of Incorporation of the Corporation.

                            ARTICLE XVII
     AUTHORITY OF THE BOARD OF DIRECTORS TO CHANGE CORPORATE NAME

          The Board of Directors shall have the right to change the name of the Corporation without shareholder approval to a name that reflects the industry or business in which the Corporation's business operations are conducted or to a name that will promote or conform to any principal product, technology or other asset of the Corporation that the Board of Directors, in its sole discretion, deems appropriate.

          These are the only matters covered by this Information Statement.

                        REASONS FOR AMENDMENTS

          With the exception of the following, our Articles of Incorporation remain substantially unchanged:

Board of Director Authority to Effect Re-Capitalizations in the Form of Forward and Reverse Splits of our Outstanding Securities.
---------------------------------------------------------

          Our Board of Directors believes that with the present volatility in the trading prices of many low priced securities like ours in today's securities markets, that the power to effect re-capitalizations that can deal with these issues in a fast and efficient manner is necessary. Also, if shareholder approval is not required of such actions, the time, cost and expense associated with a re-capitalization can be substantially eliminated. We also have lost acquisition opportunities that may have been available to us because of these time limitations too.

Authority of the Board of Directors to Change our Company's Name.
-----------------------------------------------------------------

          We do not have any present name change in mind, but with the present limited business operations of our Company, it is possible that we may change our focus or direction; it is believed that such a provision in our Articles of Incorporation will save additional time and expense in the future, in such event.

                            DISSENTERS' RIGHTS

          There are no dissenters' rights applicable to the amendments to our Articles of Incorporation.

           INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

          No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendments to our Articles of Incorporation which is not shared by all other stockholders.


               VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities.
------------------

          The securities that would have been entitled to vote if a meeting was required to have been held regarding this amendment to our Articles of Incorporation consist of shares of our common stock. Each share of our common stock is entitled to one vote. The number of outstanding shares of our common stock at the close of business on November 15, 2003, the record date for determining our stockholders who would have been entitled to notice of and to vote on the amendments to our Articles of Incorporation, was 1,608,422.

Security Ownership of Principal Holders and Management.
-------------------------------------------------------

          The following table sets forth certain information as of November 15, 2003, regarding current beneficial ownership of the shares of our common stock by (i) each person known by us to own more than 5% of the outstanding shares of our common stock, (ii) each of our executive officers and directors, and (iii) all of our executive officers and directors as a group. Except as noted, each person has sole voting and sole investment or dispositive power with respect to the shares owned. The information presented is based upon 1,608,422 outstanding shares of common stock.

Name                           Positions Held       Shares Owned       %
----                           --------------       ------------      ---

Kirsten Lovato*                President,             260,000         16.0%
                               Director

Nick Lovato*                   Vice President,        260,000         16.0%
                               Director

Vickie Rosenkrantz*            Secretary,             260,000         16.0%
                               Director
Totals:                                               780,000         48.0%


All executive officers and directors                  780,000         48.0%
of the Company as a group (3 persons)

          * Each of these stockholders, along with James P. Doolin, the owner of 30,000 shares, and Jenson Services, Inc., the owner of 13,789 shares (the "Majority Stockholders"), has tentatively agreed to vote in favor of these amendments at the special meeting of our stockholders set for November 25, 2003, as outlined in the Notice of Special Meeting of Stockholder attached hereto as Appendix A.

                AMENDMENTS TO THE ARTICLES OF INCORPORATION
                      AND VOTE REQUIRED FOR APPROVAL

Nevada Law.
-----------

          Section 78.385 of the Nevada revised Statutes provides that every amendment to the Articles of Incorporation of a corporation shall first be adopted by the resolution of the Board of Directors and then be subject to the approval of persons owning a majority of the securities entitled to vote on any such amendment.

          Resolutions to effect these amendments were unanimously adopted by our Board of Directors, and the Majority Stockholders have indicated there intention to vote in favor of these amendments at the scheduled November 25, 2003, special meeting of our stockholders. The Majority Stockholders own approximately 51.0% of our outstanding voting securities. No other votes or consents are required or necessary to effect the amendments, assuming all of the Majority Stockholders vote in favor of these amendments.

                                 NOTICE

THE MAJORITY STOCKHOLDERS OF OUR COMPANY THAT HAVE INDICATED THAT THEY INTEND TO VOTE IN FAVOR OF THESE AMENDMENTS AT OUR SPECIAL MEETING OWN IN EXCESS OF
 THE REQUIRED NUMBER OF OUR OUTSTANDING VOTING SECURITIES TO ADOPT THESE AMENDMENTS UNDER UTAH LAW. NO FURTHER CONSENTS, VOTES OR PROXIES ARE NEEDED,
                       AND NONE ARE REQUESTED.

                              BY ORDER OF THE BOARD OF DIRECTORS


November 15, 2003        Kirsten Lovato

                           APPENDIX A

                CHIROPRACTIC 21 INTERNATIONAL, INC.

             NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                    TO BE HELD November 25, 2003

TO ALL STOCKHOLDERS:

          NOTICE is hereby given that a special meeting of the stockholders of Chiropractic 21 International, Inc., a Nevada corporation (the "Company"), will be held at 4685 South Highland Drive, Suite 202, Salt Lake City, Utah, on November 25, 2003, at 11:00 a .m. Central Daylight Time, (hereinafter, the "Meeting").

          The Meeting will be held for the following purposes:

          1. To amend the Articles of Incorporation of our Company as follows:

          (i) The Board of Directors, without the consent of shareholders, may adopt any re-capitalization affecting the outstanding securities of the Corporation by effecting a forward or reverse split of all of the outstanding securities of the Corporation, with appropriate adjustments to the Corporation's capital accounts, provided that the re-capitalization does not require any change in the Articles of Incorporation of the Corporation.

          (ii) The Board of Directors shall have the right to change the name of the Corporation without shareholder approval to a name that reflects the industry or business in which the Corporation's business operations are conducted or to a name that will promote or conform to any principal product, technology or other asset of the Corporation that the Board of Directors, in its sole discretion, deems appropriate.

          2. To transact any other business that may properly come before the Meeting.

          As of the date of this Notice, the Board of Directors of the Company is not aware of any other business to come before the Meeting.

          Only stockholders of record at the close of business on November 15, 2003, are entitled to notice of and to vote at the Meeting or any adjournment thereof.

          No Proxies are being solicited.

          Resolutions to effect these amendments were unanimously adopted by our Board of Directors, and the Majority Stockholders named in the Information Statement accompanying this Notice of Special Meeting of Stockholders have indicated there intention to vote in favor of these amendments at the scheduled November 25, 2003, special meeting of our stockholders. The Majority Stockholders own approximately 51.0% of our outstanding voting securities. No other votes or consents are required or necessary to effect the amendments, assuming all of the Majority Stockholders vote in favor of these amendments.


                                   By Order of the Board of Directors


                                   Kirsten Lovato
                                   President
November 15, 2003
Salt Lake City, Utah